                        ANNUAL REPORT | December 31, 2001

                          The Strong Discovery Fund II

                                  [PHOTO HERE]

                               Table of Contents

Investment Review

   Strong Discovery Fund II ........................................................    2

Shareholder Meeting Results.........................................................    4


Financial Information

   Schedule of Investments in Securities

     Strong Discovery Fund II.......................................................    5

   Statement of Assets and Liabilities..............................................    7

   Statement of Operations..........................................................    8

   Statements of Changes in Net Assets..............................................    9

   Notes to Financial Statements....................................................   10

Financial Highlights................................................................   13


Report of Independent Accountants...................................................   13

Directors and Officers..............................................................   14

                                                       [STRONG LOGO HERE]

Strong Discovery Fund II
------------------------

Effective April 6, 2001, the Fund was closed to new participation agreements for shareholder servicing. From July 1, 2001 to July 31, 2001, Thomas J. Pence was the sole portfolio manager of the Fund. A meeting of shareholders was held on July 20, 2001. See page 4 for information about the results of this meeting. Effective July 31, 2001, Thomas J. Pence and Nicholas B. Truitt are the co-managers of the Fund.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Discovery Fund II seeks capital growth. It invests in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the managers believe market conditions favor fixed-income investments, they have the flexibility to invest a significant portion of the Fund's assets in bonds. The Fund would invest primarily in intermediate- and long-term, investment-grade bonds. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

              The Strong             Russell         Lipper Mid-Cap
               Discovery              2000            Core Funds
                Fund II              Index*              Index*
 Apr 92         $10,000              $10,000            $10,000
 Dec 92         $10,887              $11,377            $11,447
 Dec 93         $13,285              $13,525            $13,429
 Dec 94         $12,569              $13,278            $13,338
 Dec 95         $17,001              $17,056            $16,718
 Dec 96         $17,138              $19,870            $19,713
 Dec 97         $19,090              $24,313            $24,094
 Dec 98         $20,476              $23,694            $25,968
 Dec 99         $21,518              $28,731            $33,290
 Dec 00         $22,464              $27,863            $35,372
 Dec 01         $23,381              $28,555            $33,639

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992.

Q: How did your Fund perform?

A: The Strong Discovery Fund II performed very well in 2001, despite a difficult investing environment. In a year when many funds struggled to limit losses, the Fund was able to spend most of the year in positive territory.

Q: What market conditions impacted your Fund's performance?

A: The year 2001 was very difficult for most areas of the market. Stock-market declines were initially driven by growing concerns about the recession, and a multitude of profit disappointments. The events of September 11 and their immediate aftermath served to exacerbate the market declines. The Fund was helped relative to the market by two factors. First, our valuation criteria kept us out of the most overvalued sectors of the market, which were subject to the most severe price declines. Second, the Fund was well diversified into areas that were insulated from the economic slump, such as health care and insurance.

Q: What investment strategies and techniques impacted your Fund's performance?

A: The Fund invests in companies with proven business plans that generate stable revenue streams and trade at reasonable valuations. This strategy served the Fund well over the past year. Overall, the hardest-hit stocks were those related to telecommunications, technology, and the Internet. While many of these companies are well-run, the prices of their stocks were severely hit as investors began to anticipate far lower growth rates in technology spending as the economy slowed. In the course of our evaluation of these companies, we felt that for the most part they did not possess the proven business models and visible profitability we look for in our investments. Because our discipline kept us out of most of these names, the Fund avoided any material losses in these areas.

Instead, our focus on investments in financial services, media, and industrial production allowed us to sidestep the serious declines seen in more volatile sectors. As the industrial economy bottomed in 2001 and investors looked to brighter days ahead, our core industrial holdings benefited, among them Parker Hannifin, Danaher, and Illinois Tool Works. We also saw a revival in media advertising firms, as investors rewarded the companies that were able to navigate the recession, such as Liberty Media, Interpublic Group, and Univision Communications.

Q:  What is your future outlook?

A: We are cautiously optimistic about the economy and the markets. On the industrial side of the economy, costs have been cut and distributor inventories are very low. As a result, companies in this area should be able to benefit very quickly from any uptick in orders. In financial services, we are also bullish on a recovery in the capital markets, especially in the United States. Technology is a bit of a conundrum. Although we do expect a modest recovery in the sector, current stock prices already reflect assumptions of a stronger rebound than we deem likely. In total, we anticipate that the major indices could produce gains of 5% to 15% in 2002--but as always, we will focus our efforts on identifying individual companies that are poised to outperform the general market.

    We appreciate your investment in the Strong Discovery Fund II.

    Thomas J. Pence
    Portfolio Co-Manager

    Nicholas B. Truitt
    Portfolio Co-Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                TOTAL RETURNS/1/

                                 As of 12-31-01


                                1-year       4.08%

                                3-year       4.52%

                                5-year       6.41%

                  Since Fund Inception       9.20%
                              (5-8-92)

Equity fund's are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ The Fund's returns include the effect of deducting fund expenses but do not include charges and expenses attributable to any particular 3 insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUND
--------------------------------------------------------------------------------

At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposals:

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

                           For                 Against                 Abstain
                           ---                 -------                 -------
                      10,231,560.003         147,831.712             899,966.819

To elect members to the Board of Directors of Strong Variable Insurance Funds, Inc. (Strong Discovery Fund II, Strong International Stock Fund II, Strong Mid Cap, Growth Fund II, and Strong Multi Cap Value Fund II):

                        Director            Affirmative              Withhold
                        --------            -----------              --------
                    Richard S. Strong     36,259,560.514           1,716,180.790
                     Willie D. Davis      36,208,320.539           1,767,420.765
                     William F. Vogt      36,269,964.722           1,705,776.582
                     Marvin E. Nevins     36,167,390.302           1,808,351.002
                     Stanley Kritzik      36,162,094.360           1,813,646.944
                      Neal Malicky        36,203,768.442           1,771,972.862

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 2001
--------------------------------------------------------------------------------
                           STRONG DISCOVERY FUND II
                                                         Shares or
                                                         Principal     Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.9%
Banks - Money Center 2.0%
The Bank of New York Company, Inc.                          30,000   $ 1,224,000
Citigroup, Inc.                                             24,823     1,253,065
                                                                     -----------
                                                                       2,477,065
Banks - Super Regional 2.0%
Mellon Financial Corporation                                39,800     1,497,276
Northern Trust Company                                      15,900       957,498
                                                                     -----------
                                                                       2,454,774
Beverages - Alcoholic 2.0%
Brown Forman Corporation Class B                            38,400     2,403,840

Beverages - Soft Drinks 0.7%
The Coca-Cola Company                                       19,060       898,679

Building - Cement/Concrete/Aggregate
0.7%
Vulcan Materials Company                                    17,485       838,231

Chemicals - Basic 1.0%
NOVA Chemicals Corporation                                  60,300     1,161,981

Commercial Services - Advertising 2.5%
The Ackerley Group, Inc. (b)                                34,580       605,150
The Interpublic Group of Companies, Inc.                    59,310     1,752,017
Lamar Advertising Company (b)                               17,345       734,387
                                                                     -----------
                                                                       3,091,554
Commercial Services - Miscellaneous 0.5%
First Health Group Corporation (b)                          23,260       575,452
Insurance Auto Auctions, Inc. (b)                            3,220        46,722
                                                                     -----------
                                                                         622,174
Computer - Local Networks 0.5%
Brocade Communications Systems, Inc. (b)                    16,900       559,728

Computer - Services 0.2%
Accenture, Ltd. Class A (b)                                 11,200       301,504

Computer Software - Desktop 0.2%
Red Hat, Inc. (b)                                           38,800       275,480

Computer Software - Education/
   Entertainment 0.4%
Electronic Arts, Inc. (b)                                    7,770       465,812

Computer Software - Enterprise 1.7%
BMC Software, Inc. (b)                                      28,100       459,997
Citrix Systems, Inc. (b)                                    47,880     1,084,961
Mercury Interactive Corporation (b)                         16,700       567,466
                                                                     -----------
                                                                       2,112,424
Computer Software - Financial 0.7%
Intuit, Inc. (b)                                            18,830       805,171

Computer Software - Security 0.5%
Symantec Corporation (b)                                     9,100       603,603

Diversified Operations 1.5%
AOL Time Warner, Inc. (b)                                   58,170     1,867,257

Electrical - Control Instruments 3.1%
Danaher Corporation                                         31,110     1,876,244
Parker-Hannifin Corporation                                 40,700     1,868,537
                                                                     -----------
                                                                       3,744,781
Electronics - Scientific Instruments
1.5%
PerkinElmer, Inc.                                           53,470     1,872,519

Electronics - Semiconductor Equipment
0.9%
KLA-Tencor Corporation (b)                                   8,400       416,304
Novellus Systems, Inc. (b)                                  15,850   $   625,283
                                                                     -----------
                                                                       1,041,587
Electronics - Semiconductor Manufacturing
4.0%
Altera Corporation (b)                                      40,200       853,044
Broadcom Corporation Class A (b)                            14,300       586,014
Integrated Device Technology, Inc. (b)                      57,150     1,519,619
RF Micro Devices, Inc. (b)                                  34,340       660,358
Texas Instruments, Inc.                                     44,500     1,246,000
                                                                     -----------
                                                                       4,865,035
Electronics Products - Miscellaneous 1.4%
Celestica, Inc. (b)                                         42,380     1,711,728

Finance - Consumer/Commercial Loans 0.6%
USA Education, Inc.                                          7,930       666,279

Finance - Equity REIT 0.8%
Vornado Realty Trust                                        22,050       917,280

Finance - Investment Brokers 2.6%
Legg Mason, Inc.                                            36,445     1,821,521
Lehman Brothers Holdings, Inc.                              18,210     1,216,428
Van der Moolen Holding NV ADR (b)                            5,200       152,360
                                                                     -----------
                                                                       3,190,309
Finance - Investment Management 4.0%
Blackrock, Inc. (b)                                         28,800     1,200,960
Federated Investors, Inc. Class B                           49,020     1,562,758
Franklin Resources, Inc.                                    57,900     2,042,133
                                                                     -----------
                                                                       4,805,851
Finance - Publicly Traded Investment
   Funds-Equity (Non 40 Act) 0.8%
Biotech Holders Trust                                        6,940       916,774

Food - Confectionery 0.6%
Tootsie Roll Industries, Inc.                               18,700       730,796

Food - Miscellaneous Preparation 0.8%
McCormick & Company, Inc.                                   23,900     1,003,083

Funeral Services & Related 1.0%
Hillenbrand Industries, Inc.                                21,500     1,188,305

Insurance - Property/Casualty/Title 8.4%
Alleghany Corporation (b)                                    7,500     1,443,375
American International Group, Inc.                          14,427     1,145,504
Chubb Corporation                                            6,000       414,000
Cincinnati Financial Corporation                            53,660     2,047,129
IPC Holdings, Ltd.                                          14,610       432,456
Leucadia National Corporation                               34,800     1,004,676
Markel Corporation (b)                                       6,825     1,226,111
Max Re Capital, Ltd.                                        23,900       374,274
Wesco Financial Corporation                                  4,871     1,534,365
White Mountains Insurance Group, Ltd.                        1,700       591,600
                                                                     -----------
                                                                      10,213,490
Internet - E*Commerce 0.6%
Ticketmaster Online-CitySearch, Inc.
Class B (b)                                                 45,450       744,926

Internet - Network Security/Solutions 0.7%
RSA Security, Inc. (b)                                      24,350       425,151
VeriSign, Inc. (b)                                          10,900       414,636
                                                                     -----------
                                                                         839,787
Internet - Software 1.2%
BEA Systems, Inc. (b)                                       49,380       760,946
Interwoven, Inc. (b)                                        34,260       333,692
Vignette Corporation (b)                                    70,400       378,048
                                                                     -----------
                                                                       1,472,686
Leisure - Hotels & Motels 0.8%
Starwood Hotels & Resorts Worldwide, Inc.                   34,400     1,026,840

--------------------------------------------------------------------------------
                      STRONG DISCOVERY FUND II (continued)

                                                  Shares or
                                                  Principal              Value
                                                    Amount              (Note 2)
--------------------------------------------------------------------------------
Leisure - Services 3.1%
Cendant Corporation (b)                            64,606       $     1,266,924
The Walt Disney Company                            75,230             1,558,766
Six Flags, Inc. (b)                                35,940               552,757
Vail Resorts, Inc. (b)                             24,780               439,349
                                                                   ------------
                                                                      3,817,796
Machinery - Construction/Mining 0.3%
Caterpillar, Inc.                                   7,070               369,408


Machinery - Farm 0.5%
Deere & Company                                    14,100               615,606


Machinery - General Industrial 0.5%
Ingersoll-Rand Company                             14,205               593,911


Media - Cable TV 4.5%
EchoStar Communications Corporation
Class A (b)                                        67,335             1,849,692
Liberty Media Corporation Series A (b)            261,345             3,658,830
                                                                   ------------
                                                                      5,508,522
Media - Newspapers 3.8%
The E.W. Scripps Company Class A                   19,900             1,313,400
Tribune Company                                    15,900               595,137
Washington Post Company Class B                     5,110             2,708,300
                                                                   ------------
                                                                      4,616,837
Media - Radio/TV 1.2%
Univision Communications, Inc. (b)                 18,650               754,579
Viacom, Inc. Class B (b)                           13,020               574,833
Young Broadcasting, Inc. Class A (b)                5,900               105,905
                                                                   ------------
                                                                      1,435,317
Medical - Biomedical/Genetics 3.0%
Alkermes, Inc. (b)                                 31,300               825,068
Enzon, Inc. (b)                                    11,210               630,899
Human Genome Sciences, Inc. (b)                    14,400               485,568
ICOS Corporation (b)                               11,610               666,878
Medimmune, Inc. (b)                                22,155             1,026,884
                                                                   ------------
                                                                      3,635,297
Medical - Ethical Drugs 1.6%
King Pharmaceuticals, Inc. (b)                     18,600               783,618
Eli Lilly & Company                                15,385             1,208,338
                                                                   ------------
                                                                      1,991,956
Medical - Hospitals 1.9%
Community Health Systems, Inc. (b)                 54,180             1,381,590
Triad Hospitals, Inc. (b)                          31,235               916,747
                                                                   ------------
                                                                      2,298,337
Medical - Instruments 1.8%
American Medical Systems Holdings, Inc. (b)        17,720               366,627
Beckman Coulter, Inc.                              26,800             1,187,240
St. Jude Medical, Inc. (b)                          7,880               611,882
                                                                   ------------
                                                                      2,165,749
Medical - Products 0.2%
Boston Scientific Corporation (b)                  12,200               294,264


Medical - Wholesale Drugs/Sundries
1.7%
AmerisourceBergen Corporation                      14,720               935,456
Cardinal Health, Inc.                              17,880             1,156,121
                                                                   ------------
                                                                      2,091,577
Medical/Dental - Services 0.7%
Covance, Inc. (b)                                  37,505               851,363


Metal Products - Fasteners 1.0%
Illinois Tool Works, Inc.                          17,800             1,205,416

Oil & Gas - Drilling 1.9%
Diamond Offshore Drilling, Inc.                    35,450             1,077,680
Nabors Industries, Inc. (b)                        35,765             1,227,812
                                                                   ------------
                                                                      2,305,492
Oil & Gas - Field Services 1.5%
BJ Services Company (b)                            19,300               626,285
Tidewater, Inc.                                    14,100               477,990
Veritas DGC, Inc. (b)                              36,200               669,700
                                                                   ------------
                                                                      1,773,975
Oil & Gas -
Machinery/Equipment 1.9%
Cooper Cameron Corporation (b)                     25,395             1,024,942
Smith International, Inc. (b)                      16,400               879,368
Weatherford International, Inc. (b)                10,300               383,778
                                                                   ------------
                                                                      2,288,088
Real Estate Development 0.1%
Consolidated-Tomoka Land Company                    7,300               145,124

Retail - Apparel/Shoe 1.7%
Abercrombie & Fitch Company Class A (b)            22,675               601,568
Foot Locker, Inc. (b)                              53,000               829,450
The TJX Companies, Inc.                            16,675               664,666
                                                                   ------------
                                                                      2,095,684
Retail - Consumer Electronics
0.8%
Best Buy Company, Inc. (b)                          6,800               506,464
Circuit City Stores, Inc.                          17,250               447,637
                                                                   ------------
                                                                        954,101
Retail - Major Discount Chains 1.0%
BJ's Wholesale Club, Inc. (b)                      27,970             1,233,477

Retail - Miscellaneous/Diversified 1.7%
Hollywood Entertainment Corporation (b)           100,155             1,431,215
Michaels Stores, Inc. (b)                          18,630               613,859
                                                                   ------------
                                                                      2,045,074
Retail/Wholesale - Computer/Cellular 0.6%
Tech Data Corporation (b)                          16,500                714,120


Shoes & Related Apparel 0.8%
Reebok International, Ltd. (b)                     35,790               948,435

Transportation - Airline 0.6%
Federated Department Stores, Inc. (b)              16,550               676,895

Transportation - Services 0.6%
C.H. Robinson Worldwide, Inc.                      23,900               691,068
--------------------------------------------------------------------------------
Total Common Stocks (Cost $107,022,126)                             109,254,222
--------------------------------------------------------------------------------
Short-Term Investments (a)10.1%
Repurchase Agreements
ABN Amro Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase
   proceeds
   $10,200,907); Collateralized by:
   United
   States Government Issues (c)              $ 10,200,000            10,200,000
State Street Bank (Dated 12/31/01),
1.50%,
   Due 1/02/02 (Repurchase
   proceeds
   $2,045,370); Collateralized by:
   United
   States Government Issues (c)                 2,045,200             2,045,200
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $12,245,200)                      12,245,200
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities
                (Cost $119,267,326) 100.0%                          121,499,422
Other Assets and Liabilities,Net (0.0%)                                 (4,694)
--------------------------------------------------------------------------------
Net Assets 100.0%                                               $   121,494,728
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)   Non-income producing security.
(c)   See Note 2(I) of Notes to Financial Statements.

Percentages  are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                     Strong
                                                               Discovery Fund II
                                                               -----------------
Assets:
   Investments in Securities, at Value (Cost of $119,267,326)
     (Including Repurchase Agreements of $12,245,200)            $ 121,499,422
   Receivable for Securities Sold                                    3,956,087
   Dividends and Interest Receivable                                    70,331
   Other Assets                                                         16,256
                                                                 -------------
   Total Assets                                                    125,542,096

Liabilities:
   Payable for Securities Purchased                                  3,985,373
   Accrued Operating Expenses and Other Liabilities                     61,995
                                                                 -------------
   Total Liabilities                                                 4,047,368
                                                                 -------------
Net Assets                                                       $ 121,494,728
                                                                 =============

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                 $ 126,033,482
   Accumulated Net Realized Loss                                    (6,770,850)
   Net Unrealized Appreciation                                       2,232,096
                                                                 -------------
   Net Assets                                                    $ 121,494,728
                                                                 =============
Capital Shares Outstanding (Unlimited Number Authorized)            11,767,309

Net Asset Value Per Share                                        $       10.32
                                                                 =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001

                                                                     Strong
                                                               Discovery Fund II
                                                               -----------------
Income:
   Dividends (net of foreign withholding taxes of $934)          $   825,113
   Interest                                                          482,847
                                                                 -----------
   Total Income                                                    1,307,960

Expenses:
   Investment Advisory Fees                                        1,294,383
   Custodian Fees                                                     37,090
   Shareholder Servicing Costs                                       216,366
   Other                                                              57,742
                                                                 -----------
   Total Expenses                                                  1,605,581
   Directed Brokerage                                                (13,966)
   Fees Paid Indirectly by Advisor                                    (9,361)
   Earnings Credits                                                   (1,415)
                                                                 -----------
   Expenses, Net                                                   1,580,839
                                                                 -----------
Net Investment Loss                                                 (272,879)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
       Investments                                                (2,949,419)
       Futures Contracts and Options                                  79,548
                                                                 -----------
       Net Realized Loss                                          (2,869,871)
   Net Change in Unrealized Appreciation/Depreciation on:
       Investments                                                 6,535,026
       Futures Contracts                                               5,133
                                                                 -----------
       Net Change in Unrealized Appreciation/Depreciation          6,540,159
                                                                 -----------
Net Gain on Investments                                            3,670,288
                                                                 -----------
Net Increase in Net Assets Resulting from Operations             $ 3,397,409
                                                                 ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Strong Discovery Fund II
                                                                             -------------------------------
                                                                               Year Ended         Year Ended
                                                                             Dec. 31, 2001      Dec. 31, 2000
                                                                             -------------      -------------
Operations:
   Net Investment Income (Loss)                                                  ($272,879)     $     914,115
   Net Realized Gain (Loss)                                                     (2,869,871)        33,092,220
   Net Change in Unrealized Appreciation/Depreciation                            6,540,159        (26,327,696)
                                                                             -------------      -------------
   Net Increase in Net Assets Resulting from Operations                          3,397,409          7,678,639


Distributions:
   From Net Investment Income                                                     (914,073)                --
   From Net Realized Gains                                                     (23,624,016)                --
                                                                             -------------      -------------
   Total Distributions                                                         (24,538,089)                --


Capital Share Transactions:
   Proceeds from Shares Sold                                                    40,859,451         42,589,701
   Proceeds from Reinvestment of Distributions                                  24,538,089                 --
   Payment for Shares Redeemed                                                 (58,650,712)       (66,695,442)
                                                                             -------------      -------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions         6,746,828        (24,105,741)
                                                                             -------------      -------------
Total Decrease in Net Assets                                                   (14,393,852)       (16,427,102)

Net Assets:
   Beginning of Year                                                           135,888,580        152,315,682
                                                                             -------------      -------------
   End of Year                                                               $ 121,494,728      $ 135,888,580
                                                                             =============      =============
Transactions in Shares of the Fund:
   Sold                                                                          3,722,914          3,438,126
   Issued in Reinvestment of Distributions                                       2,234,798                 --
   Redeemed                                                                     (5,631,918)        (5,386,015)
                                                                             -------------      -------------
   Net Increase (Decrease) in Shares of the Fund                                   325,794         (1,947,889)
                                                                             =============      =============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.      Organization

        Strong Discovery Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2001, approximately 97% of the Fund's shares were owned by the separate accounts of one insurance company.

2.      Significant Accounting Policies

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

        (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

              The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2001.

        (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

              Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

              The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

        (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

        (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

              Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

        (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

        (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are reported as Earnings Credits in the Fund's Statement of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. The Fund' s Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 2001, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the year then ended, were $32,971, $216,366, $9,361 and $2,723, respectively.

--------------------------------------------------------------------------------
December 31, 2001


4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the year ended December 31, 2001, there were no borrowings by the Fund under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities during the year ended December 31, 2001 were $589,247,031 and $592,624,956, respectively.
     There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2001.

6.   Income Tax Information
     At December 31, 2001, the cost of investments in securities for federal income tax purposes was $122,360,250. Net unrealized depreciation of securities was $860,828, consisting of gross unrealized appreciation and depreciation of $2,570,716 and $3,431,544, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the year were: $22,239,129 of ordinary income and $2,298,960 of long-term capital gains.

     At December 31, 2001, the Fund had a capital loss carryover for federal income tax purposes of $3,499,280 which expires in 2009.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2001, which is designated as qualifying for the dividends-received deduction is 76.7% (unaudited).

7.   Results of Special Meeting of Shareholders of the Fund (Unaudited)
     At an Annual Meeting of Shareholders of the Fund held on July 20, 2001, shareholders approved the following proposals:

     To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

                    For                   Against               Abstain
                    ---                   -------               -------
               10,231,560.003           147,831.712           899,966.819

     To elect members to the Board of Directors of Strong Discovery Fund II, a series of Strong Variable Insurance Funds, Inc.:

                  Director              Affirmative             Withhold
                  --------              -----------             --------
               Richard S. Strong      36,259,560.514         1,716,180.790
               Willie D. Davis        36,208,320.539         1,767,420.765
               William F. Vogt        36,269,964.722         1,705,776.582
               Marvin E. Nevins       36,167,390.302         1,808,351.002
               Stanley Kritzik        36,162,094.360         1,813,646.944
               Neal Malicky           36,203,768.442         1,771,972.862

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
--------------------------------------------------------------------------------

                                                                                  Year Ended
                                                                ------------------------------------------------------
                                                                Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                      2001       2000       1999        1998        1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $  11.88   $  11.38  $   12.72    $    .03  $   10.80
Income From Investment Operations:
    Net Investment Income (Loss)                                   (0.02)      0.08      (0.05)      (0.04)     (0.09)
    Net Realized and Unrealized Gains on Investments                0.63       0.42       0.36        0.92       1.32
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                0.61       0.50       0.31        0.88       1.23

Less Distributions:
    From Net Investment Income                                      0.08)
    From Net Realized Gains                                         2.09)                (1.65)      (0.19)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (2.17)                 1.65)      (0.19)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  10.32   $  11.88  $   11.38    $  12.72  $   12.03
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
    Total Return                                                    +4.1%      +4.4%      +5.1%       +7.3%     +11.4%
    Net Assets, End of Period (In Millions)                     $    121   $    136  $     152    $    196  $     214
    Ratio of Expenses to Average Net Assets Without Waivers,
       Absorptions, Fees Paid Indirectly by Advisor, Directed
    Brokerage and Earnings Credits                                   1.2%       1.3%       1.2%        1.2%       1.2%
    Ratio of Expenses to Average Net Assets                          1.2%       1.2%       1.1%        1.2%       1.2%
    Ratio of Net Investment Income (Loss) to Average Net Assets     (0.2%)    0.6  %      (0.4%)      (0.3%)     (0.7%)
    Portfolio Turnover Rate                                        502.8%     479.6%     234.5%      194.0%     198.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Discovery Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Discovery Fund II (one of the series constituting Strong Variable Insurance Funds, Inc., hereafter referred to as the Fund) at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*)is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisors parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong(DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis(DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company)since 1998, Bassett Furniture Industries, Inc. since 1997, Checkers Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.)since 1994, Johnson Controls, Inc. (an industrial company)since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company)since 1985, Sara Lee Corporation (a food/consumer products company)since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company)from 1975 to 1990.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
1981.

Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company),San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 to 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 to 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company)from 1945 until 1980.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association-Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the
Strong Funds.

Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.

Susan A. Hollister(DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since
November 2001.

Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. FromJuly 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partnerat Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

Dennis A. Wallestad(DOB 11-3-62), Vice President of the Strong Funds since October 1999.

Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.
                                                                              15

     This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19950-1201


     Strong Investments

     P.O. Box 2936   |   Milwaukee, WI 53201
     www.Strong.com